UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 17, 2016

SOUTHWESTERN ENERGY COMPANY

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-08246	71-0205415
(Commission File Number)	(IRS Employer Identification No.)

10000 Energy Drive Spring, Texas	77389
(Address of principal executive offices)	(Zip Code)

(832) 796-1000

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

       ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

       ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

       ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

       ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5  Corporate Governance and Management

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Incentive Plan Amendment

On May 17, 2016, at the annual meeting of stockholders (the “Annual Meeting”) of Southwestern Energy Company (the “Company”), the Company’s stockholders voted to approve the Southwestern Energy Company 2013 Incentive Plan (the “2013 Plan”), as amended by the First Amendment (the “First Amendment”).  The 2013 Plan, as amended by the First Amendment, is referred to as the “Amended 2013 Plan.”  The Amended 2013 Plan was adopted by the Company’s Board of Directors on February 23, 2016.  The First Amendment modified the 2013 Plan as follows:

•         Increased the share reserve; switched to fungible share pool.  The number of shares available for issuance under the Amended 2013 Plan was increased by 13,350,000 shares to a total of  33,850,000 shares.  Under the Amended 2013 Plan, the shares available for issuance may be used for all types of awards under a fungible share ratio pursuant to which each share subject to a stock-settled award granted on or after May 17, 2016 (other than options and stock appreciation rights) will count against the share limit as 2.3 shares.

•         Increased the individual award limits.  The Amended 2013 Plan provides that the maximum number of shares subject to awards that may be granted to any plan participant in any calendar year is 2,500,000 in the aggregate and that the maximum amount of cash that may be paid to a participant with respect to any cash-based award is $10,000,000.  The Amended 2013 Plan further provides that any increases to these limits would require shareholder approval.

•         Non-Employee director equity award limit.  The Amended 2013 Plan provides that the grant date fair value of equity-based awards to any non-executive directors granted during a calendar year may not exceed $400,000.  Any change to this limit requires shareholder approval.

•         Prohibition on cancellation of underwater options or stock appreciation rights (SARs) for cash.  In addition to the existing repricing prohibitions in the 2013 Plan, the Amended 2013 Plan prohibits the plan administrator from cancelling any option or SARs in exchange for cash when the exercise price per share of such award exceeds the fair market value of the underlying shares.

A description of the material terms of the Amended 2013 Plan was included in the Company’s 2016 proxy statement filed with the Securities and Exchange Commission on April 6, 2016, and the proxy statement’s description of the Amended 2013 Plan and its terms are incorporated herein by reference.  The description in the proxy statement and the foregoing description are qualified in their entirety by reference to the 2013 Plan, which is filed as Exhibit 4.3 to the Company’s S-8 filed on May 22, 2013 and of the First Amendment, which is filed as Exhibit 4.1 to this Current Report on Form 8-K.

Departure of Executive Officer

As previously disclosed in a Current Report on Form 8-K filed with the Securities and Exchange Commission on April 15, 2016, Jeffrey B. Sherrick is retiring from the Company and, effective as of May 1, 2016, no longer serves as Executive Vice President – Corporate Development and New Ventures of the Company.  On May 19, 2016, the Company entered into a Retirement Agreement and an Amendment to Awards Agreement with Mr. Sherrick (the “Retirement Agreements”).  The Retirement Agreements provide that as of May 1, 2016 and continuing through December 2, 2016 or such earlier date as he or the Company may specify (the “Separation Date”), Mr. Sherrick will continue to be employed by the Company providing services related to transitional and other matters as requested by the chief executive officer from time to time. Pursuant to the Retirement Agreements, Mr. Sherrick will receive salary at a reduced rate of $12,500 per month for the period May 1, 2016 through the Separation Date, plus benefits generally available to Company employees; after the Separation Date, a payment of $152,355 plus 50% of his previously established target bonus for 2016, increased in certain circumstances if the Separation Date is before December 2, 2016; and modification of the terms of his unvested performance units, restricted stock and stock options such that his stock options will vest in accordance with their original schedules and remain subject to their respective original exercise prices and expiration dates, his restricted stock will remain outstanding and will vest in accordance with their respective original terms, net of reductions for amounts withheld for taxes due upon his departure, and a prorated number performance units will vest in accordance with their respective terms, based on Mr. Sherrick’s service to the Company through the Effective Date.  The Retirement Agreements also include a release of claims by Mr. Sherrick against the Company.

Item 5.07  Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the stockholders elected each of the following individuals to serve on the Board of Directors for a term of one year, or until his or her successor is duly elected and qualified, with the votes, rounded to the nearest whole share, cast as follows:

JOHN D. GASS	For:	287,611,500
	Against:	16,326,345
	Abstain:	204,643
	Nonvotes:	31,436,229

CATHERINE A. KEHR	For:	287,629,055
	Against:	16,101,668
	Abstain:	411,764
	Nonvotes:	31,436,229

GREG D. KERLEY	For:	300,025,345
	Against:	3,658,046
	Abstain:	459,097
	Nonvotes:	31,436,229

KENNETH R. MOURTON	For:	287,328,527
	Against:	16,608,549
	Abstain:	205,411
	Nonvotes:	31,436,229

ELLIOT PEW	For:	300,676,035
	Against:	2,322,795
	Abstain:	1,143,658
	Nonvotes:	31,436,229

TERRY W. RATHERT	For:	288,569,723
	Against:	15,365,802
	Abstain:	206,962
	Nonvotes:	31,436,229

ALAN H. STEVENS	For:	300,296,884
	Against:	2,594,210
	Abstain:	1,251,393
	Nonvotes:	31,436,229

WILLIAM J. WAY	For:	301,448,585
	Against:	1,548,867
	Abstain:	1,145,035
	Nonvotes:	31,436,229

In addition, the following proposals were voted at the Annual Meeting:

With respect to the advisory vote regarding the compensation of our Named Executive Officers disclosed in the proxy statement, which vote is referred to as the “say-on-pay vote” and occurs each year in accordance with the frequency determined by the Board of Directors, the stockholders have approved the compensation of our Named Executive Officers, with the votes, rounded to the nearest whole share, cast as follows:

For:	284,314,526
Against:	18,627,237
Abstain:	1,200,724
Nonvotes:	31,436,229

The proposal as set forth in the proxy statement to amend the Southwestern Energy Company 2013 Incentive Plan, primarily to increase the number of shares authorized for issuance, was approved by the stockholders, with the votes, rounded to the nearest whole share, cast as follows:

For:	276,274,210
Against:	27,304,210
Abstain:	564,067
Nonvotes:	31,436,229

The ratification of the appointment of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for 2016 was approved by the stockholders, with the votes, rounded to the nearest whole share, cast as follows:

For:	334,076,113
Against:	929,748
Abstain:	572,856

Section 8 - Other Events

Item 8.01 Other Events.

At the Special Meeting of the Board of Directors of the Company held immediately following the Annual Meeting, the Board of Directors of the Company appointed Catherine A. Kehr as Chairman of the Board.

Section 9 - Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

4.1	First Amendment to Southwestern Energy Company 2013 Incentive Plan

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWESTERN ENERGY COMPANY

Dated: May 20, 2016	By:	/s/ JOHN C. ALE
	Name:	John C. Ale
	Title:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
4.1	First Amendment to Southwestern Energy Company 2013 Incentive Plan